SUPPLEMENT TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN ENVISION FUNDS

I.	Evergreen Envision Growth Fund Evergreen Envision Growth and Income Fund Evergreen Envision Income Fund (each a “Fund” and collectively, the “Funds”)

The prospectus and Statement of Additional Information of the Funds are hereby supplemented as follows:

                The Funds’ Board of Trustees has approved the liquidation of each Fund, which is expected to take place on or about December 18, 2008 (the “Liquidation Date”).  Shares of the Funds are no longer available for purchase by new shareholders.

Each Fund may make one or more distributions of income and/or net capital gains prior to the Liquidation Date in order to eliminate Fund-level taxes.  The liquidation may result in gain or loss for federal income tax purposes.

September 4, 2008                                                                                                                   583086 (9/08)